Filed pursuant to Rule 497(a)(1) File No. 333-150033 Rule 482 ad

PennantPark Investment Corporation Prices Public Offering

New York, NY — January 24, 2012 — PennantPark Investment Corporation (the “Company”) (Nasdaq: PNNT) announced that it has entered into an agreement to sell 9,000,000 shares of common stock at a public offering price of $10.55 per share, raising approximately $94,950,000 in gross proceeds. Morgan Stanley & Co. LLC, Goldman, Sachs & Co., RBC Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Stifel, Nicolaus & Company, Incorporated, and SunTrust Robinson Humphrey, Inc. are acting as joint bookrunning underwriters.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on January 27, 2012. The Company also has granted the underwriters an option to purchase up to an additional 1,350,000 shares of common stock to cover over-allotments, if any.

The Company expects to use the net proceeds to reduce outstanding indebtedness, to fund investments in accordance with its investment objectives, or for general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated January 24, 2012 and the accompanying prospectus dated January 6, 2012, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, telephone: (866) 718-1649, Goldman, Sachs & Co., Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com, RBC Capital Markets, LLC, Attention: Equity Syndicate, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, telephone: 877-822-4089, Credit Suisse Securities (USA) LLC, Prospectus Department, One Madison Avenue, New York, NY 10010, telephone:  1-800-221-1037, Stifel, Nicolaus & Company, Incorporated, Attention: Prospectus Department, One South Street, 15th Floor, Baltimore, Maryland 21202, telephone: (443) 224-1988, and SunTrust Robinson Humphrey, Inc., Attention: Prospectus Department, 3333 Peachtree Road, NE, Atlanta, Georgia 30326, telephone:  (404) 926-5744 or by emailing prospectus@rhco.com.

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made in this press release. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000